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                                                                   EXHIBIT 10.13


                                                                    CONFIDENTIAL

                           Placement Agency Agreement

                                                                October 25, 2001

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:

     American International Group, Inc. ("AIG"), The Chubb Corporation ("Chubb") and GS Capital Partners 2000, L.P. ("GSCP 2000"), or their respective affiliates (each a "Founder" and collectively, the "Founders"), expect to form a Bermuda corporation organized as a limited liability company (the "Company"), which the Founders agree will be initially financed (and the Founders will have such rights) substantially as described in the confidential Private Placement Memorandum dated October 25, 2001 (together with all amendments thereof and supplements and exhibits thereto, the "Private Placement Memorandum") attached hereto as Annex A. The Company would propose to issue and privately sell to "accredited investors", as that term is defined in Rule 501(a) under the United States Securities Act of 1933, as amended (the "Securities Act"), voting and non-voting shares of common stock, US$0.01 par value per share ("Common Shares", the Common Shares to be offered and sold pursuant to this Agreement being referred to as the "Shares"), of the Company. The Founders, on behalf of the Company, propose to appoint you, as the exclusive placement agent of the Company through which the Company will privately offer and sell the Shares, including the Shares sold to the Founders and their affiliates (the "Offering"), subject to the terms and conditions stated herein. For the purposes of clarity as used in this Agreement, the word "you" shall mean, Goldman, Sachs & Co. and affiliates thereof acting in the capacity of a placement agent under this Agreement and not in the capacity of a Founder or an investor in the Company.

     1. Upon formation of the Company, the Founders shall cause the Company to execute and become a party to this Agreement as if the Company was a party to this Agreement as of the date hereof. The Company, as of the date of its execution of this Agreement, hereby represents and warrants to you, as follows:

          (a) The Company is a corporation organized as a limited liability company duly organized, validly existing and in good standing under the laws of Bermuda, and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such subsidiary is incorporated or organized; upon completion of the closing relating to the issuance of the Shares (the "Closing"), the Company and its subsidiaries will each have full right, power and authority to carry on its business as described in the Private Placement Memorandum, as the same may be amended or supplemented prior to the Closing; the Company has full right, power and authority to enter into this Agreement, the Shareholders' Agreement (the shareholders' agreement to be entered into by and among the Company, the Founders and the investors in the Offering is, the "Shareholders' Agreement") and the Subscription Agreement (the subscription agreements to be entered into by and between the

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Company and the investors in the Offering are collectively, the "Subscription
Agreement") and perform its obligations hereunder and thereunder; and the Certificate of Incorporation (the "Certificate"), the Memorandum of Association (the "Memorandum") and the Bye-laws (the "Bye-Laws") of the Company, or similar organizational documents of the Company, as in effect on the Commencement Date (as defined in paragraph 3), will be substantially in the form included as an exhibit to the Private Placement Memorandum and no further amendments to such Certificate, Memorandum or Bye-Laws will have been proposed or adopted;

          (b) This Agreement has been, and prior to the Closing Date, each of the Shareholders' Agreement and the Subscription Agreement will be, duly authorized, executed and delivered by the Company and a valid and binding obligation of the Company enforceable in accordance with its terms;

          (c) The Company will have an authorized capitalization as described in the Private Placement Memorandum; the Shares have been duly and validly authorized and, upon payment for the Shares, the Shares will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Company's capital stock contained in the Private Placement Memorandum; except as described in or contemplated by the Private Placement Memorandum, neither the Company nor any of its subsidiaries will have at the Closing Date any outstanding or authorized options, warrants, calls, rights, commitments nor any other agreements of any character obligating it to issue any shares in its capital ("Capital Shares") or any securities convertible into, or evidencing the right to purchase, any of its Capital Shares nor any agreements or understandings with respect to the voting, sale or transfer of any of its Capital Shares; and the Company owns all of the outstanding capital stock of each of its subsidiaries and the shares of capital stock of such subsidiaries are duly and validly issued, fully paid and nonassessable;

          (d) The statements set forth in the Private Placement Memorandum under the caption "Description of Common Stock, Bye-Laws and Shareholders Agreement," insofar as they purport to describe the material terms of the Company's Capital Stock, are accurate and complete;

          (e) The Company does not currently contemplate any offers and sales of securities of the same or similar class as the Shares nor any capital stock of any of its subsidiaries within the next six months (or six months from the Closing), with the exception of Common Shares issued upon exercise of outstanding warrants (including warrants issued to management), whether made by, or on behalf of, the Company;

          (f) Except as described in or contemplated by the Private Placement Memorandum, delivery and performance of this Agreement, the Subscription Agreement and the Shareholders' Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing, except such as will have been made or obtained prior to the Closing, under any provision of law, statute, ordinance or regulation applicable to the Company, and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of


                                       2

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the Company or any of its subsidiaries under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of the Company or any of its subsidiaries pursuant to, the Certificate, Memorandum and Bye-Laws of the Company or any order, judgment, decree, law, ordinance or regulation applicable to the Company or any of its subsidiaries or any contract, instrument or agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its assets or properties, or any of its subsidiaries or any of its assets or properties, is bound; neither the Company nor any of its assets or properties, and neither any of its subsidiaries nor any of its assets or properties, is subject to any charter, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character that would prevent the Company from entering into this Agreement, the Subscription Agreement or the Shareholders' Agreement or from consummating the transactions contemplated herein or therein in accordance with the terms hereof or thereof;

          (g) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or arbitrator, governmental authority or agency, domestic or foreign (including pursuant to the Securities Act, the rules and regulations thereunder, the securities laws of Bermuda, and the securities or "blue sky" laws of the various states of the United States), is required to be obtained by the Company or by any of its subsidiaries for the completion of the Offering or the valid issuance, sale and delivery of the Shares, except such as will have been made or obtained prior to the Closing;

          (h) Upon completion of the Closing, the Company, either directly or through one or more subsidiaries, will be authorized under Bermuda law to underwrite from Bermuda insurance and reinsurance as contemplated in the Private Placement Memorandum and no further approvals of the insurance regulatory or other authorities in or outside of Bermuda are required for the conduct of such business, except as referred to in the Private Placement Memorandum. Upon completion of the Closing, the Company and its subsidiaries will be in compliance with all applicable provisions of law and applicable ordinances and regulations thereunder, and the Company shall have all assets, rights and properties necessary to conduct its business as described in the Private Placement Memorandum;

          (i) Neither the Company nor any of its subsidiaries is in violation of its, or any of their respective, Certificate, Memorandum or Bye-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (j) No Bermuda stamp, transfer or similar taxes are payable in respect of the issuance and delivery of the Shares to the Investors pursuant to this Agreement and the Subscription Agreement;

          (k) Other than as set forth in the Private Placement Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the current or future


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consolidated financial position, shareholders' equity or results of operations of the Company and/or its subsidiaries, and no such proceedings are to the best knowledge of the Company or any of its subsidiaries threatened by governmental authorities or threatened by others;

          (l) Since the time of its incorporation, neither the Company nor any of its subsidiaries has engaged in any activity or business, other than organizational actions and actions taken in connection with (i) seeking insurance and other regulatory approvals, licenses and permits in Bermuda and
(ii) the Offering; and

          (m) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

     2. (a) Subject to the terms and conditions herein set forth, the Founders, on behalf of the Company, and upon its execution of this Agreement, the Company, hereby appoint you as the exclusive placement agent of the Company through which the Company will privately offer and sell the Shares to subscribers therefor.

          (b) With respect to the placement of the Shares to "accredited investors", the Founders, the Company and you agree (each as to itself) as follows:

               (i) None of the Founders, the Company or any other person acting on its or their behalf will, directly or indirectly (except through you or one of your respective affiliates or selling agents), sell or offer, or attempt to offer to dispose of, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Common Shares (or securities exercisable for Common Shares), and none of the Founders, the Company or any such person has heretofore done any of the foregoing (except that each of AIG and Chubb has engaged and/or may engage in preliminary, informal and confidential discussions regarding the matters described herein with a limited number of institutional "accredited investors" with which it has a substantive business relationship and which have been approved by you, each of which institutions, if interested in seeking additional information about participating in the Offering, will be referred to you); provided, however, that it is hereby agreed that the Company may, through you as the placement agent, concurrently offer and sell Common Shares to the Founders or their affiliates, and members of the management of the Company, provided that the Company and you shall agree upon appropriate limitations upon any such offers or sales so as to enable all offers and sales of Shares to "accredited investors" to be entitled to the exemption afforded by Regulation D of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in section 2(3) of the Securities Act;

               (ii) None of the Founders, the Company or any other person acting on its or their behalf (including you) will, directly or indirectly, offer to sell or sell any securities so as to cause the offer and sale of the Shares to fail to be entitled to the exemption afforded by Regulation D under the Securities Act;

               (iii) You and the Company (and until the Closing, each of the Founders) shall have the right to approve (A) every form of letter, circular, notice or


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          other written communication from the Company or any other person acting on its behalf (including you) to any offeree in connection with the offer and sale of the Shares and (B) the nature and number of the persons to whom the communication is to be directed; and you and each of the Founders has as of the date hereof approved the "teaser" and no Founder or you has used any letters, circulars, notices or other written communications in connection with the Offering of the Stock prior to the date hereof;

               (iv) None of the Founders, the Company or any other person acting on its or their behalf (including you) will offer or sell the Shares by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act;

               (v) Each of the Company and you will reasonably believe at the time of the sale of the Shares that each purchaser is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act. The Company will furnish and make available to each purchaser of Shares the information and provide each purchaser with the opportunity to ask questions and receive answers required by Rule 502(b) under the Securities Act. The Company shall be solely responsible for the contents of any disclosure documents approved by the Company or the Founders, including the Private Placement Memorandum, used in the offering of the Shares, and the Company represents, warrants, and agrees that such documents will not, as of the date of any offer or sale of the Shares, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company hereby authorizes you to use such disclosure documents in connection with offers and sales of the Shares;

               (vi) The Company and any person acting on its behalf (including you) will exercise reasonable care to ensure that the purchasers of Shares are not underwriters within the meaning of section 2(11) of the Securities Act, all purchasers of the Shares will be required to execute a Subscription Agreement, with such modifications and amendments thereto as you and the Company may agree and no purchaser shall have the right to purchase any Shares until the Subscription Agreement has been executed and delivered by the purchaser and shall have been accepted by the Company;

               (vii) The Company and any person acting on its behalf (including you) will exercise best efforts to observe any restrictions imposed on the offer, sale or delivery of the Shares by laws of jurisdictions outside the United States, including, without restriction, the limitations set forth in the Private Placement Memorandum under the caption "Notice to Investors";

               (viii) The Founders and the Company understand that you are acting as the Company's agent in the placing of Shares with "accredited investors" and that your responsibility is limited to a "best efforts" undertaking in placing the Shares, with no understanding, express or implied, on your part of a commitment by you to purchase or place the Shares (the Company understands, however, that your affiliates intend to purchase Shares on terms substantially as set forth in the Private Placement Memorandum, subject to completion of the Offering); and


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               (ix) You will not complete any sale of Shares to a purchaser in an amount less than $5,000,040, unless you determine, on a case-by-case basis, to lower such minimum purchase limitation to an amount to not less than $2 million.

          (c) You shall communicate to the Company, orally or in writing, each offer to purchase Shares other than those rejected by you. You shall have the right, in your discretion reasonably exercised, to reject any offer received by you to purchase Shares, as a whole or in part, and any such rejection by you shall not be deemed a breach of your agreements contained herein. A reasonable period of time prior to the Company signing a Subscription Agreement with an Investor, you will submit for discussion and consultation with each of the Founders the name of such prospective purchaser in the Offering.

          (d) The Founders and the Company acknowledge that you, in arranging for the placement of the Shares, will do so in reliance on the representations, warranties, covenants and agreements of the Founders and the Company contained herein.

          (e) Each of the Founders and the Company will notify you promptly of any occurrence of which it becomes aware that is material in the context of the offering and sale of the Shares, including any event which shall lead such Founder or the Company to reasonably believe that the Private Placement Memorandum or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein not misleading, or which occurrence could cause the representations or warranties of such Founder or the Company contained in this Agreement to be untrue or could cause a breach of the covenants, agreements or indemnities of such Founder or the Company contained in this Agreement (or which occurrence would have caused such representations and warranties to be untrue if this Agreement had been entered into immediately after such occurrence), and will take such steps as may be reasonably requested by you to remedy and/or publicize the same, including preparing and distributing a supplement or amendment to the Private Placement Memorandum, and to indemnify you in respect of any such steps taken.

          (f) Any representations, warranties, agreements, certificates or legal opinions made, given or delivered by the Company or its counsel (acting in such capacity) to any purchaser of the Shares (other than the opinion contemplated in paragraph 4(b)) or made, given or delivered by any purchaser of the Shares or its counsel to the Company in connection with the Offering shall also extend to the benefit of you as the placement agent.

          (g) The Company will not offer or sell any securities of the same or similar class as the Shares nor any capital stock of any of its subsidiaries within the next six months (or six months from the Closing) whether made by, or on behalf of, the Company, with the exception of Common Shares issued upon exercise of outstanding warrants (including warrants issued to management), or offers or sales in a manner that would not affect the availability of an exemption from registration of the Offering.

          (h) The Subscription Agreement shall contain representations of each purchaser (for itself and for each account for which such purchaser is acquiring Shares) as are reasonably required by you or the Company, including representations that such person has


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carefully reviewed any disclosure documents used in the offering of the Shares and has been furnished with all other materials that it considers relevant to an investment in the Shares, has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Shares and no statement or printed material which is contrary to the disclosure documents has been made or given to the purchaser by or on behalf of the Company; and representations that the purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, you, except for the statements, representations and warranties contained in the Subscription Agreement.

     3. The Company shall accept subscription funds for Shares, properly made in accordance with the Subscription Agreement and deliver or cause to be delivered on the Commencement Date to the purchaser thereof Share certificates, in such denominations approved by you, and registered in such names, as shall have been authorized by the separate purchasers; provided that the Placement Agent will, upon reasonable request of the Company, consult with the Company with respect to potential investors. The Closing shall be held at the location, time and date (the "Commencement Date") scheduled pursuant to the Subscription Agreement.

     4. (a) On the Commencement Date, you as placement agent shall be entitled to receive as a condition to the Closing and in connection with the placement of the Shares:

               (i) Written opinions of counsel to the Company, dated the Commencement Date, addressed to you as placement agent, to the effect set forth in Annexes B and C hereto;

               (ii) Written opinions of your counsel, dated the Commencement Date, addressed to you as placement agent, to the effect set forth in Annex D hereto; and

               (iii) Certificates of directors or officers of the Company and the Founders, dated the Commencement Date, addressed to you as placement agent, in form and substance reasonably satisfactory to you, as to the accuracy of the representations and warranties of the Company and Founders herein, respectively, at and as of the Commencement Date, as to the performance by the Company and the Founders of all of its and their obligations hereunder, respectively, to be performed at or prior to the Commencement Date and as to the satisfaction by the Company of all conditions to consummation of the Offering.

          (b) On the Commencement Date, as a condition to the Closing, the Company and the Founders shall have received a written opinion of special tax counsel to the Company and the Founders, reasonably acceptable to the Company and the Founders, and which opinion shall be dated the Commencement Date, addressed to the Company and the Founders, and covering the topics set forth in Annex E hereto.

     5. In soliciting offers by "accredited investors" to purchase Shares from the Company, you are acting solely as agent for the Company, and not as a principal. You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose


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written commitment to purchase Shares has been accepted, but you shall not have any liability to the Company or the Founders hereunder in the event such purchase for any reason is not consummated.

     6. You shall be entitled to reimbursement of expenses, indemnification and contribution by the Company in connection with any matter relating to performance of services hereunder upon the terms and conditions set forth in Annex F hereto, which terms and conditions are incorporated herein and shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of you or any of your controlling persons or any officer or director or controlling person of the Company, and shall survive delivery of, and payment for, the Shares. You shall not be liable or responsible for any losses, claims, damages or liabilities, or any costs or expenses, suffered or incurred by any person as a result of or in connection with the resale of Shares by a holder thereof. Each Founder agrees that none of you or your affiliates, your partners, directors, agents, employees or controlling persons (if any) (the "Related Persons") shall have any liability to such Founder or any person asserting claims on behalf of or in right of such Founder in connection with or as a result of either your engagement or any matter referred to in this Agreement, except to the extent that any losses, claims, damages, liabilities or expenses incurred by such Founder result from your gross negligence, bad faith or willful misconduct; provided, however, that such limitation on liability shall not exist with respect to the acts or omissions of any person acting in the capacity as a Founder or an investor in the Company (or with respect to such Founder's or investor Related Persons to the extent such liability results from the acts of such Founder or investor).

     7. Your fee for services as placement agent hereunder shall be 2% of the actual gross proceeds received in the Offering by the Company at the Closing from the sale of all Common Shares made to purchasers other than the Founders and their respective affiliates; provided that it is understood that such fee shall be payable with respect to sales to purchasers who purchase directly in the Offering who are partners of GSCP 2000 or related funds. This placement agent fee will be earned upon, and will be payable by the Company at the Closing. In addition to the foregoing compensation, the Company shall reimburse you for your reasonable out-of-pocket expenses, which shall include the fees and disbursements of your counsel, whether or not any sale of Shares is consummated or this Agreement is terminated, plus any sales or use tax or similar taxes (including additions to such taxes, if any) arising in connection with any matter in this Agreement.

     8. The Founders agree to cause the Company to, and the Company shall agree to promptly take such action as you may reasonably request from time to time to qualify the Shares for offering and sale as a private placement under the securities laws of such States of the United States and such other jurisdictions as you may reasonably request and to comply with such laws so as to permit such offers and sales. Any applicable filings will be prepared by Sullivan & Cromwell (or, in the case of any such U.S. filings, other counsel reasonably acceptable to you), whose fees and disbursements shall be for the account of the Company.

     9. Each of the Founders represent and warrant, severally but not jointly, to you, and represent and warrant to each other, as follows:


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          (a) such Founder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized;

          (b) such Founder has full right, power and authority to enter into this Agreement, this Agreement has been duly authorized, executed and delivered by such Founder, and this Agreement is a valid and binding obligation of such Founder enforceable in accordance with its terms; and

          (c) execution, delivery and performance of this Agreement, the Shareholders' Agreement and the securities purchase agreement pursuant to which the Founders shall acquire their interest in the Company ("Founders Securities Purchase Agreement") by such Founder and the consummation by such Founder of the transactions contemplated hereby and thereby, will not as of the Closing of the Offering with respect to the Shareholders' Agreement, by their terms violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any material provision of law, statute, ordinance or regulation applicable to such Founder, and will not by their terms conflict with, or require any consent or approval under, or by their terms result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of such Founder or any of its subsidiaries under, or by their terms result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of such Founder or any of its subsidiaries pursuant to, its organizational documents or any material order, judgment, decree, law, ordinance or regulation applicable to such Founder or any of its subsidiaries or, in any respect material to such Founder and its subsidiaries, any contract, instrument or agreement to which such Founder or any of its subsidiaries is a party or by which such Founder or any of its assets or properties, or any of its subsidiaries or any of its assets or properties, is bound; neither such Founder nor any of its assets or properties, and neither any of its subsidiaries nor any of its assets or properties, is subject to any charter, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character that would prevent such Founder from entering into this Agreement, the Shareholders' Agreement or the Founders Securities Purchase Agreement or from consummating the transactions contemplated herein or therein in accordance with the terms hereof or thereof.

     10. The provisions of paragraph 1, paragraph 2 (other than 2(a)), paragraphs 6 through 16, paragraph 19, paragraph 20 and paragraph 23 shall survive any termination of this Agreement and the Closing of the offering and sale of any of the Shares.

     11. Each of the Founders and the Company agrees that neither this Agreement nor any advice (written or oral) rendered by you in connection with this Agreement may be disclosed by it to any third party or circulated or referred to publicly without your prior written consent, except as may be required pursuant to a subpoena or order issued by a court of competent jurisdiction or by a judicial or administrative or legislative body or committee, provided that the Company shall have (a) promptly notified you of the receipt of any such subpoena or order, (b) consulted with you as to the advisability of taking steps to resist or narrow the scope of the disclosure contemplated thereby and (c) cooperated with you in any efforts it may make to obtain an order or other reliable assurance that confidential treatment will be accorded to such advice (written or oral) or the terms of this Agreement.

     12. The Company hereby agrees that in connection with any legal suit or proceeding arising with respect to this Agreement the Company submits to the jurisdiction of the United States District Court for the Southern District of New York and the Company hereby agrees to unconditionally waive any objection to the laying of venue and any claim that such suit or proceeding has been brought in an inconvenient forum. The Company shall appoint CT Corporation Systems, 111 8th Avenue, New York, New York 10011, as its agent for service of process for purposes of the foregoing sentence. The Company agrees that service of any process, summons, notice or document by mail to the Company's address set forth below shall be effective service of process for any action, suit or proceeding brought against the Company in any such court.

     13. Any payments to a recipient hereunder, whether pursuant to paragraph 6, paragraph 7, paragraph 16, paragraph 19 or otherwise, shall be in U.S. dollars and shall be free of all withholding, stamp and other similar taxes and of all other similar governmental charges. In the event any withholding from such payments is required, the Company agrees to (a) pay the same to the appropriate taxing authority and (b) pay an additional amount to the recipient hereunder that, after deduction of any withholding, stamp or other similar taxes or other similar governmental charges imposed with respect to the payment of such additional amount, shall equal the amount withheld pursuant to clause (a) of this paragraph 13.

     14. All statements, requests, notices and agreements hereunder (except any oral notices permitted by paragraph 2(c) hereof) shall be in writing and shall be delivered, telexed or telecopied if promptly confirmed in writing, sent by courier or registered air mail, to the requisite party at its address as follows:

          If to the Placement Agent:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004
          Attention: General Counsel
          Telefax: (212) 357-5505

          with a copy to:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004
          Attention: General Counsel, Asset Management Division
          Telefax: (212) 902-3876

          and

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY 10004
          Attention: Paul Reinstein, Esq.
          Telefax: (212) 859-8586


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          If to AIG:

          American International Group, Inc.
          70 Pine Street
          New York, NY 10270
          Attention: General Counsel
          Telefax: (212) 425-2175

          with a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York 10004
          Attention: David Harms, Esq.
          Telefax: (212) 558-3588

          If to Chubb:

          The Chubb Corporation
          15 Mountain View Road
          Warren, NJ 07059
          Attention: General Counsel
          Telefax: (908) 903-3607

          with a copy to:

          Debevoise & Plimpton
          919 Third Avenue
          New York, New York 10022
          Attention: Nicholas Potter, Esq.
          Telefax: (212) 909-6836

          If to GSCP 2000:

          GS Capital Partners 2000, L.P.
          c/o Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004
          Attention: David Greenwald, Esq.
          Telefax: (212) 357-5505

          with a copy to:

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY 10004
          Attention: Paul Reinstein, Esq.
          Telefax: (212) 859-8586

          If to the Company:

          Conyers, Dill & Pearman
          P.O. Box HM 666
          Claredon House
          Church Street
          Hamilton HM CX Bermuda
          Attention: Graham B.R. Collis
          Telefax: (809) 292-4720

          With a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York 10004
          Attention: David Harms, Esq.
          Telefax: (212) 558-3588

Or to such other address as to which the party receiving the notice shall have notified the other party in writing.

     15. This Agreement shall be binding upon, and inure solely to the benefit of you, the Founders and the Company (and, to the extent provided in paragraph 6 and in paragraph 16, the affiliates, partners, directors, officers, employees, agents and controlling persons (if any), as the case may be, of you, the Founders and their respective affiliates), and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of Shares shall be deemed a successor or assign by reason merely of such purchase.

     16. This Agreement will become effective with respect to the Company upon its execution of this Agreement. You, the Founders and the Company agree that after the Company has executed this Agreement, subject to the Closing, (i) the Founders shall be entitled to transfer, and shall automatically transfer to the Company, and the Company shall automatically assume, upon execution of this Agreement by the Company, subject to Closing, all of the Founders' obligations and liabilities under or pursuant to this Agreement and upon such execution of this Agreement by the Company and the Closing, all of the Founders' obligations and liabilities under or pursuant to this Agreement shall cease, (ii) the Company shall indemnify and hold harmless each Founder against any and all losses, claims, damages and liabilities owing to any person that purchases Shares in the Offering (or claims through, or holds an indirect interest in Shares purchased by, such a purchaser) arising from or in connection with the Offering, and against any and all expenses and costs relating to any action, proceeding or investigation arising in connection with any such losses, claims, damages and liabilities; provided, however, that such indemnification shall not be available to any Founder in respect of any losses, claims, damages or liabilities owing by such Founder to any affiliate of such Founder or to another Founder or any affiliate of another Founder, or in respect of any such expenses or costs arising therefrom; provided, further, however, that such indemnification shall be in addition to any liability that the

Company may otherwise have and shall extend, in the case of each Founder to any affiliate of such Founder and to any partner, officer, director, employee, agent and controlling person of such Founder or any affiliate thereof; and (iii) you shall not assert any claim under this Agreement against any Founder, any of its affiliates or any of its or their respective partners, directors, officers, employees, agents and controlling persons; provided, however, that nothing in this paragraph 16 shall abrogate your right to enforce against each Founder with respect to provisions in the last sentence of paragraph 6. This Agreement shall not create, for any party, any right or obligation to invest in the Company or to consummate the transactions contemplated in the Private Placement Memorandum.

     17. (a) The parties agree that your obligations to endeavor to place the Shares may be suspended by you, if (i) a material breach of a representation, warranty or covenant of the Founders or the Company remains uncured, (ii) if any of the closing conditions set forth in paragraph 4 are not satisfied, (iii) in your judgment (A) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (B) the occurrence of any other calamity or crisis or any change in financial, political, economic or insurance industry conditions in the United States or elsewhere, (iv) at least $1 billion is not raised in the Offering or
(v) for any other reason.

          (b) If you suspend your obligation pursuant to this paragraph 17, for more than six months, a majority of the Founders may on behalf of the Corporation terminate this Agreement.

          (c) If (i) you suspend your obligations pursuant to this paragraph 17, or (ii) the Offering is not consummated prior to December 15, 2001, a majority of the Founders may on behalf of the Company, upon five days prior written notice to you, terminate (the "Termination"), subject to paragraph 10, the Agreement in order to proceed with the Offering with the expectation of closing an "Alternate Offering" or a "Different Offering" within 45 days of the Termination. An "Alternate Offering" shall mean an offering in which at least two of the Founders will invest on substantially similar terms (including the price to be paid by non-Founders investors for their share percentage of the new offer (the "Price Paid"), the Founder's contribution and the amount to be raised from non-Founders) to those described in the Private Placement Memorandum with a placement agent other than you. A "Different Offering" shall mean an offering in which at least two Founders will invest on terms not substantially similar to the terms described in the Private Placement Memorandum with a placement agent other than you.

               (i)If a majority of the Founders terminate this Agreement pursuant to this paragraph 17(c) to pursue an Alternate Offering, and the Alternate Offering is completed in accordance with its terms within 45 days of the Termination, then no fee shall be due to you pursuant to paragraph 19 hereof, other than the payment, if not previously paid to you, of your out-of-pocket expenses pursuant to paragraph 7 of this Agreement.

               (ii) If a majority of the Founders terminate this Agreement pursuant to this paragraph 17(c) to pursue an Alternate Offering, and the Alternate Offering is not completed in accordance with its terms within 45 days of the Termination, then this Agreement shall be treated as not having been terminated and you shall continue to be the placement agent until such time as the Agreement is otherwise terminated in accordance with its terms, and the terms of paragraph 19 shall be applicable to any other offering that occurs and for which a fee and expenses are payable thereunder.

               (iii) If a majority of the Founders terminate this Agreement pursuant to this paragraph 17(c) to pursue a Different Offering, you shall have the right of first refusal, exercisable within 3 business days after notice from a majority of the Founders, to act as the placement agent in such Different Offering under the terms and conditions of this Agreement, and, if you decline or do not accept (a "Refusal") your right of first refusal hereunder and (A) the Different Offering is completed within 45 days of such Refusal, then, upon the closing of the Different Offering no fee shall be due to you pursuant to paragraph 19, hereof other than the payment, if not previously paid to you, of your out-of-pocket expenses pursuant to paragraph 7 of this Agreement, or (B) the Different Offering is not completed in accordance with its terms within 45 days of such refusal, then you shall continue to be the placement agent until such time as the agreement is otherwise terminated in accordance with its terms, and the terms of paragraph 19 shall be applicable to any other offering that occurs and for which a fee and expenses are payable thereunder.

          (d) The Company and Founders agree that the Founders by agreement of all Founders shall have the right to terminate the Offering at any time after the date hereof by written notice to you.

     18. The Company and the Founders agree that in carrying out your obligations hereunder, you may act through your respective affiliates and selling agents.

     19. If within twelve months from the termination of the Offering, the Company or any Founder, or Founders, appoints a placement agent other than you for the purpose of conducting a private placement of securities of (i) the Company, or (ii) any other newly founded company, that has the same or similar business purpose as described in the Private Placement Memorandum, or which private placement is substantially similar to the Offering (or substantially similar to the Offering other than with respect to the Price Paid, the Founders' contribution or amount to be raised from the non-Founders), and in which two or more of the Founders will participate, then the Company shall, or the participating Founders shall cause the Company or the newly founded company to, upon the closing of such private placement, pay to you the placement agency fee and expenses as set forth in paragraph 7. In no case shall you receive any payment under this paragraph 19 with respect to an offering in which only one Founder participates.

     20. In the event that the Company determines to undertake any transaction in connection with which it will utilize investment banking or financial advisory services, including without limitation, the Company's initial public offering or a sale of the Company, the Company shall offer Goldman, Sachs & Co. directly or to one of its affiliates ("GS"), the right (the "Investment Banking Rights") to act in such transaction as sole bookrunning lead managers or agent in the case of any offering or placement of securities, lead arranger, underwriter and syndication agent in the case of any syndicated bank loan, or as sole advisors or dealer managers, as applicable, in the case of any other transaction. If GS agrees to act in any such capacity, the Company and GS will enter into an appropriate form of underwriting, placement agency, engagement, dealer manager or other agreement relating to the type of transaction involved and containing customary terms and conditions, including "customary fee" provisions, provisions relating to GS' indemnity, and other terms customary for an arm's length transaction. However, unless specifically covered by a separate agreement setting forth such arrangement, the provisions of the attached Annex F, to the extent applicable, shall apply to each such transaction. If GS declines to provide the services set forth above in this paragraph 20, the Company may hire another investment banker on the same terms, provided that GS will then be offered the opportunity to be a member of the management group in connection with any offering, underwriting, placement or syndication. The Company acknowledges that this Agreement is neither an expressed nor an implied commitment by GS to act in any such capacity in any such transaction or to purchase or place any securities in connection therewith, which commitment shall only be set forth in a separate underwriting placement, agency or other applicable type of agreement. The Investment Banking Rights granted to GS in this paragraph 20 shall terminate upon the earlier of (i) the sale, transfer or other disposition of capital stock of the Company to one party, other than a Founder, if as result of such sale, transfer or other disposition such party holds more than 50% of the outstanding voting capital stock of the Company, (ii) GSCP 2000, together with related investment funds, ceasing to retain in the aggregate ownership of at least 25% of its original shareholding in the Company (including any shares that may be issued upon the exercise of the Warrants (as defined in the Private Placement Agreement)), or
(iii) the second anniversary of the Company's initial public offering. This arrangement may be terminated by the Company with cause, or without cause upon a change of control of you.

     21. The Company and the Founders recognize that, in providing your services under this Agreement, you are relying upon and assume the accuracy and completeness of the financial, accounting and other information discussed with or reviewed by you for such purpose, and you do not assume responsibility for the accuracy and completeness thereof. You will have no obligation to conduct any independent evaluation or appraisal of the assets or the liabilities of the Company, the Founders or any other party or to advise or opine on related solvency issues. It is understood and agreed that you will act under this Agreement as an independent contractor with duties solely to the Company and nothing in this Agreement or the nature of your services shall be deemed to create a fiduciary or agency relationship between you and the Founders or you and the Company and its stockholders.

     22. The Company and the Founders acknowledge that investment funds managed by you will have a minority equity investment in the Company. The Company and the Founders also acknowledge and agree that, notwithstanding your engagement as exclusive placement agent pursuant to this Agreement, you may continue to manage such investment funds and take such other action as you deem appropriate in the economic interest of such investment funds, including, without limitation, voting as you deem appropriate in connection with any proposed transaction. The Company and the Founders hereby agree not to claim that you have a conflict of interest by virtue of such shareholdings or that you, in your capacity as a manager of a shareholder in the Company, must act in a particular manner as a result of this engagement.

     23. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAWS SECTIONS 5-1401 AND 5-1402).

     24. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     25. The parties hereby acknowledge that when the Founders agree to cause the Company to act under the terms of this Agreement, they may not have the power to do so because they do not control the Company. Nonetheless, if the Company fails to act, pursuant to such terms, this will not relieve the Founders of any of their obligations under this Agreement.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Founders, you and the Company.

                                        Very truly yours,

                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title: Senior Vice Chairman


                                        THE CHUBB CORPORATION


                                        By: /s/ Andrew Mc Elver
                                           -------------------------------------
                                           Name: Andrew Mc Elver
                                           Title: Senior Vice President



                                        GS CAPITAL PARTNERS 2000, L.P.

                                        By: GS ADVISORS 2000, L.L.C.
                                            its general Partner


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                        [CONTINUED ON NEXT PAGE]

[Signature Page to Placement Agency Agreement]

Accepted as of the date hereof

/s/ Goldman, Sachs & Co.
-------------------------------------
(Goldman, Sachs & Co.)


Executed by the Company,
on this 21st day of Nov, 2001.


/s/ M. I. D. Morrison
-------------------------------------
President/Chief Executive Officer